SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 26, 1999


SSB Vehicle Securities, Inc. BMW Vehicle Owner Trust 1999-A (formed pursuant to the Trust Agreement between Wilmington Trust company, as owner Trustee, and SSB Vehicle Securities, Inc.)

                           SSB Vehicle Securities Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-63005-01                  N/A
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


c/o The Chase Manhattan Bank, as Indenture Trustee
450 West 33rd Street
New York, New York                                             10001
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 783-7000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's BMW Vehicle Owner Trust 1999-A (the "Trust"). On September 29, 1999 SSB Vehicle Securities, Inc. entered into a sale and servicing agreement dated as of September 1, 1999 between SSB Vehicle Securities, Inc., as depositor, BMW Vehicle Owner Trust 1999-A, as issuer, BMW Financial Services NA, Inc., as a seller and servicer, BMW FS Funding Corporation, as a seller, and The Chase Manhattan Bank as indenture trustee. On October 25, 1999, BMW Financial Services NA, Inc. (seller and servicer) distributed the Monthly Securityholders' Statement for the November 26, 1999, Distribution Date (the "Monthly Report") to the holders of securities issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Monthly Securityholders' Statement for the November 26, 1999, Distribution Date filed as Exhibit 99.1 hereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SSB VEHICLE SECURITIES INC.


Date:    November 26, 1999          By:  /s/ Ted Yarbrough
                                        Ted Yarbrough
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Securityholders' Statement for            5
                         the November 26, 1999, Distribution Date

                                  Exhibit 99.1

              Monthly Securityholders' Statement on November 26, 1999

=================================================================================================================================
                                                   BMW Vehicle Owner Trust 1999-A
=================================================================================================================================
Collection Period Ending 10/31/1999
Distribution Date:  11/26/1999

---------------------------------------------------------------------------------------------------------------------------------
Balances
---------------------------------------------------------------------------------------------------------------------------------

                                                                    Initial     Period End
    Initial Receivables                                      $1,000,392,272   $935,008,733
    Pre-Funding Account                                        $112,777,957   $112,777,957
    Capitalized Interest Account                                 $2,509,221     $1,811,167
    Reserve Account                                             $37,514,710    $39,705,372
    Certificate Interest Reserve Account                         $1,153,970     $1,153,970
    Yield Supplement Overcollateralization                      $18,170,230    $18,170,230
    Class A-1 Notes                                            $190,000,000   $124,616,461
    Class A-2 Notes                                            $400,000,000   $400,000,000
    Class A-3 Notes                                            $300,000,000   $300,000,000
    Class A-4 Notes                                            $171,600,000   $171,600,000
    Class B Certificates                                        $33,400,000    $33,400,000


   Current Collection Period
   ------------------------------------------------------------------------------------------------------------

   Beginning Receivables Outstanding                           $966,053,113
   Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
          Receipts of Scheduled Principal                       $18,163,399
          Receipts of Pre-Paid Principal                        $12,874,734
          Principal Balance Allocable to Liquidated Receivables      $6,247
          Principal Balance Allocable to Purchased Receivables           $0
          Deposit from Pre-Funding Account                               $0
       Total Receipts of Principal                              $31,044,380

       Interest Distribution Amount
         Receipts of Interest                                    $5,607,213
         Servicer Advances                                         $516,031
         Interest Allocable to Liquidated Receivables                    $0
         Accrued Interest on Purchased Receivables                       $0
         Recoveries                                                  $4,246
         Net Investment Earnings                                   $621,977
      Total Receipts of Interest                                 $6,749,467

       Release from Yield Supplement Overcollateralization               $0
       Release from Capitalized Interest Account                   $363,117
       Release from Reserve Account                                      $0
       Release from Certificate Interest Reserve Account                 $0

    Total Distribution Amount                                   $38,150,716

    Ending Receivables Outstanding                             $935,008,733

   Collection Account
   ------------------------------------------------------------------------------------------------------------

    Deposits to Collection Account                              $38,150,716
    Withdrawals from Collection Account
       Servicing Fees                                              $805,044
       Noteholder Interest Distribution                          $5,371,433
       Noteholder Principal Distribution                        $31,044,380
       Certificateholder Interest Distribution                     $192,328
       Certificateholder Principal Distribution                          $0
       Reserve Account Deposit                                     $737,531
       Certificate Interest Reserve Deposit                              $0
       Unpaid Trustee Fees                                               $0
    Total Distributions from Collection Account                 $38,150,716
    Excess Funds Released to Servicer                                    $0

             ----------------------------------------------------------------------------------------------------------
                                                                 Page 6 of 8

=================================================================================================================================
                                                   BMW Vehicle Owner Trust 1999-A
=================================================================================================================================
Collection Period Ending 10/31/1999
Distribution Date:  11/26/1999

   Note Distribution Account
   ------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account                $36,415,813
      Amount Deposited from the Reserve Account                            $0
      Amount Paid to Noteholders                                  $36,415,813

   Certificate Distribution Account
   ---------------------------------------------------------------------------------------------------------------
      Amount Deposited from the Collection Account                   $192,328
      Amount Deposited from the Reserve Account                            $0
      Amount Deposited from the Certificate Interest Reserve Account       $0
      Amount Paid to Certificateholders                              $192,328

Distributions
---------------------------------------------------------------------------------------------------------------------------
    Monthly Principal Distributable Amount                         Current Payment     Ending Balance  Per $1,000   Factor
    Class A-1 Notes                                                    $31,044,380       $124,616,461     $163.39   65.59%
    Class A-2 Notes                                                             $0       $400,000,000       $0.00  100.00%
    Class A-3 Notes                                                             $0       $300,000,000       $0.00  100.00%
    Class A-4 Notes                                                             $0       $171,600,000       $0.00  100.00%
    Class B Certificates                                                        $0        $33,400,000       $0.00  100.00%

    Interest Distributable Amount                                  Current Payment         Per $1,000
    Class A-1 Notes                                                       $780,380              $4.11
    Class A-2 Notes                                                     $2,053,333              $5.13
    Class A-3 Notes                                                     $1,602,500              $5.34
    Class A-4 Notes                                                       $935,220              $5.45
    Class B Certificates                                                  $192,328              $5.76

Carryover Shortfalls
---------------------------------------------------------------------------------------------------------------------------
                                                            Prior Period Carryover    Current Payment           Per $1,000
    Class A-1 Interest Carryover Shortfall                                      $0                 $0          $0
    Class A-2 Interest Carryover Shortfall                                      $0                 $0          $0
    Class A-3 Interest Carryover Shortfall                                      $0                 $0          $0
    Class A-4 Interest Carryover Shortfall                                      $0                 $0          $0
    Certificate Interest Carryover Shortfall                                    $0                 $0          $0

   Receivables Data
   --------------------------------------------------------------------------------------------------------------------------

                                                                   Beginning Period                   Ending Period
      Number of Contracts                                                    48,546             47,454
      Weighted Average Remaining Term                                          43.0               42.1
      Weighted Average Annual Percentage Rate                                 7.89%              7.88%
      Aggregate Principal Balance of Deferred Receivables                        $0                 $0
      Number of Deferred Contracts                                                0                  0

      Delinquencies Aging Profile End of Period                       Dollar Amount         Percentage
         Current                                                       $855,190,035             91.46%
         1-29 days                                                      $69,260,692              7.41%
         30-59 days                                                      $8,410,296              0.90%
         60-89 days                                                      $2,021,963              0.22%
         90 + days                                                         $125,747              0.01%
         Total                                                         $935,008,733            100.00%
         Delinquent Receivables +30 days past due                       $10,558,006              1.13%



             ----------------------------------------------------------------------------------------------------------
                                                                 Page 7 of 8

=================================================================================================================================
                                                   BMW Vehicle Owner Trust 1999-A
=================================================================================================================================
Collection Period Ending 10/31/1999
Distribution Date:  11/26/1999

      Liquidated Receivables
         Beginning Period Liquidated Receivables                                 $0
         Current Period Liquidated Receivables                               $6,247
         Cumulative Liquidated Receivables                                   $6,247

         Recoveries                                                          $4,246

      Realized Losses
         Beginning Period Realized Losses                                        $0
         Current Period Realized Losses                                      $2,001
         Cumulative Realized Losses                                          $2,001

      Repossessions                                                   Dollar Amount              Units
         Beginning Period Repossessed Receivables Balance                  $139,304                  6
         Ending Period Repossessed Receivables Balance                     $406,944                 16
         Principal Balance of 90+ Day Repossessed Vehicles                 $125,747                  4

   Yield Supplement Overcollateralization
   --------------------------------------------------------------------------------------------------------------------------
      Beginning Period Required Amount                                  $17,512,441
      Beginning Period Amount                                           $18,170,229
      Ending Period Required Amount                                     $16,888,112
      Ending Period Amount                                              $18,170,230
      Next Distribution Date Required Amount                            $16,275,397

   Capitalized Interest Account
   --------------------------------------------------------------------------------------------------------------------------
      Beginning Period Required Amount                                   $2,174,284
      Beginning Period Amount                                            $2,174,284
      Net Investment Earnings                                                $9,778
      Current Period Release for Deposit to Collection Account             $363,117
      Ending Period Required Amount                                      $1,811,167
      Ending Period Amount                                               $1,811,167

   Pre-Funding Account
   --------------------------------------------------------------------------------------------------------------------------
      Beginning Period Amount                                          $112,777,957
      Net Investment Earnings                                              $454,786
      Release to Servicer for Additional Loans                                   $0
      Ending Period Amount                                             $112,777,957

   Reserve Account
   --------------------------------------------------------------------------------------------------------------------------
      Beginning Period Required Amount                                  $48,302,656
      Beginning Period Amount                                           $38,967,842
      Net Investment Earnings                                              $152,760
      Current Period Deposit                                               $737,531
      Current Period Release for Deposit to Collection Account                   $0
      Ending Period Required Amount                                     $46,750,437
      Ending Period Amount                                              $39,705,372

   Certificate Interest Reserve Account
   --------------------------------------------------------------------------------------------------------------------------
      Beginning Period Required Amount                                   $1,153,970
      Beginning Period Amount                                            $1,153,970
      Net Investment Earnings                                                $4,653
      Current Period Deposit                                                     $0
      Current Period Release for Deposit to Certificate Distribution Account     $0
      Ending Period Required Amount                                      $1,153,970
      Ending Period Amount                                               $1,153,970

             ----------------------------------------------------------------------------------------------------------
                                                                 Page 8 of 8

